CNA Financial Corporation Supplemental Financial Information September 30, 2025 This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents Consolidated Results Statements of Operations 1 Components of Income (Loss), Per Share Data and Return on Equity 2 Selected Balance Sheet Data and Statements of Cash Flows Data 3 Results of Operations Property & Casualty 4 Specialty 5 Commercial 6 International 7 Life & Group 8 Corporate & Other 9 Investment Information Investment Summary - Consolidated 10 Investment Summary - Property & Casualty and Corporate & Other 11 Investment Summary - Life & Group 12 Investments - Fixed Maturity Securities by Credit Rating 13 Components of Net Investment Income 14 Net Investment Gains (Losses) 15 Other Claim & Claim Adjustment Expense Reserve Rollforward 16 Life & Group Policyholder Reserves 17 Definitions and Presentation 18 Page

Statements of Operations Periods ended September 30 Three Months Nine Months (In millions) 2025 2024 Change 2025 2024 Change Revenues: Net earned premiums $ 2,783 $ 2,593 7% $ 8,103 $ 7,532 8 % Net investment income 638 626 2 1,904 1,853 3 Net investment (losses) gains (7) (10) (62) (42) Non-insurance warranty revenue 393 401 1,188 1,212 Other revenues 10 8 28 26 Total revenues 3,817 3,618 6 11,161 10,581 5 Claims, Benefits and Expenses: Insurance claims and policyholders’ benefits (re-measurement loss of $36, $48, $59 and $88) 2,032 2,019 6,144 5,708 Amortization of deferred acquisition costs 483 457 1,423 1,336 Non-insurance warranty expense 377 387 1,146 1,169 Other operating expenses 376 362 1,107 1,077 Interest expense 36 32 99 101 Total claims, benefits and expenses 3,304 3,257 (1) 9,919 9,391 (6) Income (loss) before income tax 513 361 1,242 1,190 Income tax (expense) benefit (110) (78) (266) (252) Net income (loss) $ 403 $ 283 42% $ 976 $ 938 4% 1

Components of Income (Loss), Per Share Data and Return on Equity Periods ended September 30 Three Months Nine Months (In millions, except per share data) 2025 2024 2025 2024 Components of Income (Loss) Core income (loss) $ 409 $ 293 $ 1,025 $ 974 Net investment gains (losses) (6) (7) (49) (33) Pension settlement transaction gains (losses) — (3) — (3) Net income (loss) $ 403 $ 283 $ 976 $ 938 Diluted Earnings (Loss) Per Common Share Core income (loss) $ 1.50 $ 1.08 $ 3.76 $ 3.57 Net investment gains (losses) (0.02) (0.03) (0.18) (0.12) Pension settlement transaction gains (losses) — (0.01) — (0.01) Diluted earnings (loss) per share $ 1.48 $ 1.04 $ 3.58 $ 3.44 Weighted Average Outstanding Common Stock and Common Stock Equivalents Basic 271.1 271.3 271.2 271.5 Diluted 272.3 272.7 272.4 272.7 Return on Equity Net income (loss) (1) 14.7% 11.0% 11.9% 12.1 % Core income (loss) (2) 13.2 9.4 10.9 10.3 (1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period. (2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period. 2

Selected Balance Sheet Data and Statements of Cash Flows Data (In millions, except per share data) September 30, 2025 December 31, 2024 Total investments $ 50,536 $ 47,482 Reinsurance receivables, net of allowance for uncollectible receivables 6,445 6,051 Total assets 69,756 66,492 Insurance reserves 47,649 45,480 Claim and claim adjustment expenses 26,525 24,976 Unearned premiums 7,578 7,346 Future policy benefits 13,546 13,158 Debt 3,470 2,973 Total liabilities 58,434 55,979 Accumulated other comprehensive income (loss) (1) (1,211) (1,991) Total stockholders' equity 11,322 10,513 Book value per common share $ 41.83 $ 38.82 Book value per common share excluding AOCI $ 46.30 $ 46.16 Outstanding shares of common stock (in millions of shares) 270.7 270.8 Statutory capital and surplus - Combined Continental Casualty Companies (2) $ 11,535 $ 11,165 Three Months Ended September 30 2025 2024 Net cash flows provided (used) by operating activities $ 720 $ 748 Net cash flows provided (used) by investing activities (975) (553) Net cash flows provided (used) by financing activities 369 (120) Net cash flows provided (used) by operating, investing and financing activities $ 114 $ 75 Nine Months Ended September 30 2025 2024 Net cash flows provided (used) by operating activities $ 1,920 $ 1,868 Net cash flows provided (used) by investing activities (1,446) (762) Net cash flows provided (used) by financing activities (478) (998) Net cash flows provided (used) by operating, investing and financing activities $ (4) $ 108 (1) As of September 30, 2025 and December 31, 2024, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $86 million and $353 million. (2) Statutory capital and surplus as of September 30, 2025 is preliminary. 3

Property & Casualty - Results of Operations

Periods ended September 30	Three Months			Nine Months		
(In millions)	2025	2024	Change	2025	2024	Change
Gross written premiums	$ 3,591	$ 3,595	— %	$11,683	$11,409	2 %
Gross written premiums ex. 3rd party captives	2,890	2,825	2	9,385	8,964	5
Net written premiums	2,437	2,360	3	7,889	7,424	6
Net earned premiums	2,678	2,484	8	7,786	7,204	8
Insurance claims and policyholders' benefits	1,706	1,667		5,088	4,700	
Amortization of deferred acquisition costs	483	457		1,423	1,336	
Insurance related administrative expenses	295	292		891	850	
Underwriting gain (loss)	194	68	185	384	318	21
Net investment income	396	372	6	1,172	1,090	8
Non-insurance warranty revenue	393	401		1,188	1,212	
Other revenues	9	6		27	24	
Non-insurance warranty expense	377	387		1,146	1,169	
Other expenses	26	13		65	69	
Interest expense	—	—		—	—	
Core income (loss) before income tax	589	447		1,560	1,406	
Income tax (expense) benefit on core income (loss)	(133)	(101)		(345)	(308)	
Core income (loss)	$ 456	$ 346	32 %	$ 1,215	$ 1,098	11 %
Other Performance Metrics						
Underwriting gain (loss)	$ 194	$ 68	185 %	$ 384	$ 318	21 %
Effect of catastrophe losses	41	143		200	313	
(Favorable) unfavorable net prior year loss reserve development	(1)	(5)		56	(24)	
(Favorable) unfavorable other development-related items (1)	1	3		8	11	
Effect of (favorable) unfavorable development-related items	—	(2)		64	(13)	
Underlying underwriting gain (loss)	$ 235	$ 209	12 %	$ 648	$ 618	5 %
Loss & LAE ratio	63.4 %	66.7 %	3.3 pts	65.0 %	64.9 %	(0.1) pts
Expense ratio	29.1	30.2	1.1	29.7	30.3	0.6
Dividend ratio	0.3	0.3	—	0.4	0.4	—
Combined ratio	92.8 %	97.2 %	4.4 pts	95.1 %	95.6 %	0.5 pts
Less: Effect of catastrophe impacts	1.5	5.8	4.3	2.6	4.3	1.7
Less: Effect of (favorable) unfavorable development-related items	—	(0.2)	(0.2)	0.8	(0.2)	(1.0)
Underlying combined ratio	91.3 %	91.6 %	0.3 pts	91.7 %	91.5 %	(0.2) pts
Rate	3 %	3 %	— pts	3 %	4 %	(1) pts
Renewal premium change	4 %	5 %	(1) pts	5 %	5 %	— pts
Retention	81 %	85 %	(4) pts	83 %	85 %	(2) pts
New business	$ 549	$ 547	— %	$ 1,759	$ 1,671	5 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

4

Specialty - Results of Operations

Periods ended September 30	Three Months			Nine Months		
(In millions)	2025	2024	Change	2025	2024	Change
Gross written premiums	$ 1,700	$ 1,743	(2) %	$ 5,064	$ 5,153	(2) %
Gross written premiums ex. 3rd party captives	1,009	982	3	2,952	2,846	4
Net written premiums	867	862	1	2,601	2,511	4
Net earned premiums	881	848	4	2,573	2,493	3
Insurance claims and policyholders' benefits	536	511		1,569	1,485	
Amortization of deferred acquisition costs	197	188		581	546	
Insurance related administrative expenses	88	90		268	267	
Underwriting gain (loss)	60	59	2	155	195	(21)
Net investment income	162	157	3	483	461	5
Non-insurance warranty revenue	393	401		1,188	1,212	
Other revenues	1	1		1	1	
Non-insurance warranty expense	377	387		1,146	1,169	
Other expenses	16	13		41	41	
Interest expense	—	—		—	—	
Core income (loss) before income tax	223	218		640	659	
Income tax (expense) benefit on core income (loss)	(47)	(47)		(137)	(142)	
Core income (loss)	$ 176	$ 171	3 %	$ 503	$ 517	(3) %
Other Performance Metrics						
Underwriting gain (loss)	$ 60	$ 59	2 %	$ 155	$ 195	(21) %
Effect of catastrophe losses	—	—		—	—	
(Favorable) unfavorable net prior year loss reserve development	—	—		10	(8)	
(Favorable) unfavorable other development-related items [(1)]	—	—		—	—	
Effect of (favorable) unfavorable development-related items	—	—		10	(8)	
Underlying underwriting gain (loss)	$ 60	$ 59	2 %	$ 165	$ 187	(12) %
Loss & LAE ratio	60.6 %	60.1 %	(0.5) pts	60.7 %	59.3 %	(1.4) pts
Expense ratio	32.5	32.7	0.2	33.0	32.5	(0.5)
Dividend ratio	0.2	0.2	—	0.3	0.3	—
Combined ratio	93.3 %	93.0 %	(0.3) pts	94.0 %	92.1 %	(1.9) pts
Less: Effect of catastrophe impacts	—	—	—	—	—	—
Less: Effect of (favorable) unfavorable development-related items	—	—	—	0.4	(0.3)	(0.7)
Underlying combined ratio	93.3 %	93.0 %	(0.3) pts	93.6 %	92.4 %	(1.2) pts
Rate	3 %	— %	3 pts	3 %	1 %	2 pts
Renewal premium change	4 %	2 %	2 pts	4 %	2 %	2 pts
Retention	86 %	89 %	(3) pts	87 %	89 %	(2) pts
New business	$ 131	$ 129	2 %	$ 365	$ 341	7 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

5

Commercial - Results of Operations

Periods ended September 30 (In millions)	Three Months 2025	Three Months 2024	Change	Nine Months 2025	Nine Months 2024	Change
Gross written premiums	$ 1,569	$ 1,547	1 %	$ 5,487	$ 5,160	6 %
Gross written premiums ex. 3rd party captives	1,559	1,538	1	5,301	5,022	6
Net written premiums	1,251	1,221	2	4,312	4,017	7
Net earned premiums	1,453	1,325	10	4,235	3,774	12
Insurance claims and policyholders' benefits	967	961		2,929	2,647	
Amortization of deferred acquisition costs	215	209		645	608	
Insurance related administrative expenses	165	158		498	454	
Underwriting gain (loss)	106	(3)	N/M	163	65	151
Net investment income	192	183	5	575	534	8
Other revenues	8	5		26	23	
Other expenses	11	8		36	33	
Core income (loss) before income tax	295	177		728	589	
Income tax (expense) benefit on core income (loss)	(62)	(38)		(153)	(125)	
Core income (loss)	$ 233	$ 139	68 %	$ 575	$ 464	24 %
Other Performance Metrics						
Underwriting gain (loss)	$ 106	$ (3)	N/M %	$ 163	$ 65	151 %
Effect of catastrophe losses	39	127		182	285	
(Favorable) unfavorable net prior year loss reserve development	(1)	(3)		46	(11)	
(Favorable) unfavorable other development-related items (1)	1	3		8	11	
Effect of (favorable) unfavorable development-related items	—	—		54	—	
Underlying underwriting gain (loss)	$ 145	$ 124	17 %	$ 399	$ 350	14 %
Loss & LAE ratio	66.1 %	72.0 %	5.9 pts	68.7 %	69.7 %	1.0 pts
Expense ratio	26.1	27.7	1.6	26.9	28.1	1.2
Dividend ratio	0.5	0.5	—	0.5	0.5	—
Combined ratio	92.7 %	100.2 %	7.5 pts	96.1 %	98.3 %	2.2 pts
Less: Effect of catastrophe impacts	2.7	9.6	6.9	4.3	7.5	3.2
Less: Effect of (favorable) unfavorable development-related items	—	(0.1)	(0.1)	1.3	—	(1.3)
Underlying combined ratio	90.0 %	90.7 %	0.7 pts	90.5 %	90.8 %	0.3 pts
Rate	5 %	6 %	(1) pts	5 %	6 %	(1) pts
Renewal premium change	6 %	8 %	(2) pts	7 %	8 %	(1) pts
Retention	79 %	84 %	(5) pts	82 %	84 %	(2) pts
New business	$ 324	$ 345	(6) %	$ 1,114	$ 1,117	— %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

6

International - Results of Operations

Periods ended September 30 (In millions)	Three Months 2025	Three Months 2024	Change	Nine Months 2025	Nine Months 2024	Change
Gross written premiums	$ 322	$ 305	6 %	$ 1,132	$ 1,096	3 %
Net written premiums	319	277	15	976	896	9
Net earned premiums	344	311	11	978	937	4
Insurance claims and policyholders' benefits	203	195		590	568	
Amortization of deferred acquisition costs	71	60		197	182	
Insurance related administrative expenses	42	44		125	129	
Underwriting gain (loss)	28	12	133	66	58	14
Net investment income	42	32	31	114	95	20
Other revenues	—	—		—	—	
Other expenses	(1)	(8)		(12)	(5)	
Core income (loss) before income tax	71	52		192	158	
Income tax (expense) benefit on core income (loss)	(24)	(16)		(55)	(41)	
Core income (loss)	$ 47	$ 36	31 %	$ 137	$ 117	17 %
Other Performance Metrics						
Underwriting gain (loss)	$ 28	$ 12	133 %	$ 66	$ 58	14 %
Effect of catastrophe losses	2	16		18	28	
(Favorable) unfavorable net prior year loss reserve development	—	(2)		—	(5)	
(Favorable) unfavorable other development-related items [(1)]	—	—		—	—	
Effect of (favorable) unfavorable development-related items	—	(2)		—	(5)	
Underlying underwriting gain (loss)	$ 30	$ 26	15 %	$ 84	$ 81	4 %
Loss & LAE ratio	59.1 %	62.5 %	3.4 pts	60.3 %	60.6 %	0.3 pts
Expense ratio	32.7	33.6	0.9	32.9	33.1	0.2
Dividend ratio	—	—	—	—	—	—
Combined ratio	91.8 %	96.1 %	4.3 pts	93.2 %	93.7 %	0.5 pts
Less: Effect of catastrophe impacts	0.6	5.1	4.5	1.8	3.0	1.2
Less: Effect of (favorable) unfavorable development-related items	—	(0.7)	(0.7)	—	(0.5)	(0.5)
Underlying combined ratio	91.2 %	91.7 %	0.5 pts	91.4 %	91.2 %	(0.2) pts
Rate	(6) %	(2) %	(4) pts	(4) %	— %	(4) pts
Renewal premium change	(3) %	1 %	(4) pts	(1) %	2 %	(3) pts
Retention	83 %	82 %	1 pts	85 %	81 %	4 pts
New business	$ 94	$ 73	29 %	$ 280	$ 213	31 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

7

Life & Group - Results of Operations Periods ended September 30 Three Months Nine Months (In millions) 2025 2024 2025 2024 Net earned premiums $ 106 $ 110 $ 318 $ 329 Net investment income 226 240 687 710 Other revenues — — — — Total operating revenues 332 350 1,005 1,039 Insurance claims and policyholders' benefits 336 336 949 973 Insurance related administrative expenses 29 30 90 88 Other expenses — 1 1 2 Total claims, benefits and expenses 365 367 1,040 1,063 Core income (loss) before income tax (33) (17) (35) (24) Income tax (expense) benefit on core income (loss) 11 8 20 19 Core income (loss) $ (22) $ (9) $ (15) $ (5) 8

Corporate & Other - Results of Operations Periods ended September 30 Three Months Nine Months (In millions) 2025 2024 2025 2024 Net earned premiums $ (1) $ (1) $ (1) $ (1) Net investment income 16 14 45 53 Other revenues 1 2 1 2 Total operating revenues 16 15 45 54 Insurance claims and policyholders' benefits (10) 16 107 35 Insurance related administrative expenses — (1) 1 (1) Interest expense 36 32 99 101 Other expenses 26 23 59 65 Total claims, benefits and expenses 52 70 266 200 Core income (loss) before income tax (36) (55) (221) (146) Income tax (expense) benefit on core income (loss) 11 11 46 27 Core income (loss) $ (25) $ (44) $ (175) $ (119) 9

Investment Summary - Consolidated

(In millions)	September 30, 2025 Carrying Value	September 30, 2025 Net Unrealized Gains (Losses)	June 30, 2025 Carrying Value	June 30, 2025 Net Unrealized Gains (Losses)	December 31, 2024 Carrying Value	December 31, 2024 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 25,476	$ (110)	$ 25,704	$ (503)	$ 24,944	$ (882)
States, municipalities and political subdivisions:						
Tax-exempt	4,463	(38)	3,515	(169)	3,167	(48)
Taxable	3,913	(426)	3,860	(500)	3,637	(544)
Total states, municipalities and political subdivisions	8,376	(464)	7,375	(669)	6,804	(592)
Asset-backed:						
RMBS	3,701	(340)	3,545	(402)	3,244	(481)
CMBS	1,593	(69)	1,648	(90)	1,681	(131)
Other ABS	3,610	(162)	3,576	(188)	3,541	(215)
Total asset-backed	8,904	(571)	8,769	(680)	8,466	(827)
U.S. Treasury and obligations of government-sponsored enterprises	223	(3)	226	(5)	220	—
Foreign government	723	(13)	725	(19)	677	(24)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	43,702	(1,161)	42,799	(1,876)	41,111	(2,325)
Equities:						
Common stock	197	—	223	—	180	—
Non-redeemable preferred stock	529	—	504	—	479	—
Total equities	726	—	727	—	659	—
Limited partnership investments:						
Hedge funds	366	—	371	—	359	—
Private equity funds	2,347	—	2,296	—	2,161	—
Total limited partnership investments	2,713	—	2,667	—	2,520	—
Other invested assets	97	—	88	—	85	—
Mortgage loans	1,055	—	1,040	—	1,019	—
Short-term investments	2,243	—	1,727	(1)	2,088	—
Total investments	$ 50,536	$ (1,161)	$ 49,048	$ (1,877)	$ 47,482	$ (2,325)
Net receivable/(payable) on investment activity	$ (41)		$ (220)		$ 16	
Effective duration (in years)	6.3		6.3		6.2	
Weighted average rating [1]	A		A		A	

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

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10

Investment Summary - Property & Casualty and Corporate & Other

(In millions)	September 30, 2025 Carrying Value	September 30, 2025 Net Unrealized Gains (Losses)	June 30, 2025 Carrying Value	June 30, 2025 Net Unrealized Gains (Losses)	December 31, 2024 Carrying Value	December 31, 2024 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 14,421	$ (155)	$ 14,852	$ (307)	$ 14,755	$ (538)
States, municipalities and political subdivisions:						
Tax-exempt	2,316	(150)	1,437	(228)	983	(189)
Taxable	2,547	(358)	2,510	(407)	2,157	(446)
Total states, municipalities and political subdivisions	4,863	(508)	3,947	(635)	3,140	(635)
Asset-backed:						
RMBS	3,699	(340)	3,543	(402)	3,242	(481)
CMBS	1,571	(67)	1,626	(88)	1,659	(128)
Other ABS	3,056	(64)	3,019	(82)	2,979	(105)
Total asset-backed	8,326	(471)	8,188	(572)	7,880	(714)
U.S. Treasury and obligations of government-sponsored enterprises	214	(3)	217	(5)	211	—
Foreign government	675	(5)	679	(9)	631	(14)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	28,499	(1,142)	27,883	(1,528)	26,617	(1,901)
Equities:						
Common stock	197	—	223	—	180	—
Non-redeemable preferred stock	192	—	158	—	115	—
Total equities	389	—	381	—	295	—
Limited partnership investments:						
Hedge funds	325	—	329	—	275	—
Private equity funds	2,082	—	2,038	—	1,653	—
Total limited partnership investments	2,407	—	2,367	—	1,928	—
Other invested assets	97	—	88	—	85	—
Mortgage loans	884	—	867	—	844	—
Short-term investments	2,108	—	1,636	(1)	2,040	—
Total investments	$ 34,384	$ (1,142)	$ 33,222	$ (1,529)	$ 31,809	$ (1,901)
Net receivable/(payable) on investment activity	$ (45)		$ (205)		$ 7	
Effective duration (in years)	4.6		4.5		4.3	
Weighted average rating [(1)]	A		A		A	

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

CNA

11

Investment Summary - Life & Group

(In millions)	September 30, 2025 Carrying Value	September 30, 2025 Net Unrealized Gains (Losses)	June 30, 2025 Carrying Value	June 30, 2025 Net Unrealized Gains (Losses)	December 31, 2024 Carrying Value	December 31, 2024 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 11,055	$ 45	$ 10,852	$ (196)	$ 10,189	$ (344)
States, municipalities and political subdivisions:						
Tax-exempt	2,147	112	2,078	59	2,184	141
Taxable	1,366	(68)	1,350	(93)	1,480	(98)
Total states, municipalities and political subdivisions	3,513	44	3,428	(34)	3,664	43
Asset-backed:						
RMBS	2	—	2	—	2	—
CMBS	22	(2)	22	(2)	22	(3)
Other ABS	554	(98)	557	(106)	562	(110)
Total asset-backed	578	(100)	581	(108)	586	(113)
U.S. Treasury and obligations of government-sponsored enterprises	9	—	9	—	9	—
Foreign government	48	(8)	46	(10)	46	(10)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	15,203	(19)	14,916	(348)	14,494	(424)
Equities:						
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	337	—	346	—	364	—
Total equities	337	—	346	—	364	—
Limited partnership investments:						
Hedge funds	41	—	42	—	84	—
Private equity funds	265	—	258	—	508	—
Total limited partnership investments	306	—	300	—	592	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	171	—	173	—	175	—
Short-term investments	135	—	91	—	48	—
Total investments	$ 16,152	$ (19)	$ 15,826	$ (348)	$ 15,673	$ (424)
Net receivable/(payable) on investment activity	$ 4		$ (15)		$ 9	
Effective duration (in years)	9.8		9.8		9.8	
Weighted average rating [(1)]	A-		A-		A-	

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

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12

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2025	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total	
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$ —	$ —	$ 8	$ (1)	$ 813	$ (8)	$ 8,266	$ (13)	$ 14,895	$ (85)	$ 1,494	$ (3)	$ 25,476	$ (110)
States, municipalities and political subdivisions	—	—	2,133	(29)	4,887	(328)	1,133	(56)	205	(44)	18	(7)	8,376	(464)
Asset-backed:														
RMBS	3,038	(248)	648	(95)	8	—	—	—	—	—	7	3	3,701	(340)
CMBS	—	—	666	1	565	(31)	211	(13)	104	(11)	47	(15)	1,593	(69)
Other ABS	—	—	484	(12)	291	(70)	1,456	(31)	1,187	(34)	192	(15)	3,610	(162)
Total asset-backed	3,038	(248)	1,798	(106)	864	(101)	1,667	(44)	1,291	(45)	246	(27)	8,904	(571)
U.S. Treasury and obligations of government-sponsored enterprises	223	(3)	—	—	—	—	—	—	—	—	—	—	223	(3)
Foreign government	—	—	189	—	319	(1)	96	(8)	119	(4)	—	—	723	(13)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$ 3,261	$ (251)	$ 4,128	$ (136)	$ 6,883	$ (438)	$ 11,162	$ (121)	$ 16,510	$ (178)	$ 1,758	$ (37)	$ 43,702	$ (1,161)
Percentage of total fixed maturity securities	7 %		9 %		16 %		26 %		38 %		4 %		100 %	

CNA

13

Components of Net Investment Income Consolidated Periods ended September 30 Three Months Nine Months (In millions) 2025 2024 2025 2024 Taxable fixed income securities $ 506 $ 490 $ 1,510 $ 1,446 Tax-exempt fixed income securities 44 35 114 109 Total fixed income securities 550 525 1,624 1,555 Common stock 3 13 20 31 Limited partnerships - hedge funds 14 13 46 35 Limited partnerships - private equity funds 54 54 159 160 Total limited partnership and common stock investments 71 80 225 226 Other, net of investment expense 17 21 55 72 Net investment income $ 638 $ 626 $ 1,904 $ 1,853 Effective income yield for fixed income securities portfolio 4.8% 4.8% 4.8% 4.8 % Limited partnership and common stock return for the period 2.5 3.1 8.3 9.4 Property & Casualty and Corporate & Other Periods ended September 30 Three Months Nine Months (In millions) 2025 2024 2025 2024 Taxable fixed income securities $ 308 $ 301 $ 922 $ 893 Tax-exempt fixed income securities 19 8 38 27 Total fixed income securities 327 309 960 920 Common stock 3 13 20 31 Limited partnerships - hedge funds 12 10 40 22 Limited partnerships - private equity funds 48 30 128 89 Total limited partnership and common stock investments 63 53 188 142 Other, net of investment expense 22 24 69 81 Net investment income $ 412 $ 386 $ 1,217 $ 1,143 Effective income yield for fixed income securities portfolio 4.4% 4.3% 4.4% 4.3 % Life & Group Periods ended September 30 Three Months Nine Months (In millions) 2025 2024 2025 2024 Taxable fixed income securities $ 198 $ 189 $ 588 $ 553 Tax-exempt fixed income securities 25 27 76 82 Total fixed income securities 223 216 664 635 Common stock — — — — Limited partnerships - hedge funds 2 3 6 13 Limited partnerships - private equity funds 6 24 31 71 Total limited partnership and common stock investments 8 27 37 84 Other, net of investment expense (5) (3) (14) (9) Net investment income $ 226 $ 240 $ 687 $ 710 Effective income yield for fixed income securities portfolio 5.7% 5.7% 5.7% 5.6% 14

Net Investment Gains (Losses) Periods ended September 30 Consolidated Three Months Nine Months (In millions) 2025 2024 2025 2024 Fixed maturity securities: Corporate and other bonds $ (6) $ (17) $ (55) $ (38) States, municipalities and political subdivisions 1 (1) — (3) Asset-backed (5) (4) (12) (25) Total fixed maturity securities (10) (22) (67) (66) Non-redeemable preferred stock 4 13 10 25 Derivatives, short-term and other (1) (1) — (1) Mortgage loans — — (5) — Net investment gains (losses) (7) (10) (62) (42) Income tax benefit (expense) on net investment gains (losses) 1 3 13 9 Net investment gains (losses), after tax $ (6) $ (7) $ (49) $ (33) 15

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2025 (In millions)		Specialty		Commercial		International		P&C Operations		Life & Group		Corporate & Other		Total Operations
Claim & claim adjustment expense reserves, beginning of period														
Gross	$	7,704	$	11,888	$	3,256	$	22,848	$	611	$	2,744	$	26,203
Ceded		1,631		1,490		490		3,611		79		2,240		5,930
Net		6,073		10,398		2,766		19,237		532		504		20,273
Net incurred claim & claim adjustment expenses		534		960		204		1,698		11		4		1,713
Net claim & claim adjustment expense payments		(486)		(770)		(127)		(1,383)		(11)		(21)		(1,415)
Foreign currency translation adjustment and other		—		—		(40)		(40)		6		—		(34)
Claim & claim adjustment expense reserves, end of period														
Net		6,121		10,588		2,803		19,512		538		487		20,537
Ceded		1,648		1,565		512		3,725		77		2,186		5,988
Gross	$	7,769	$	12,153	$	3,315	$	23,237	$	615	$	2,673	$	26,525

Nine months ended September 30, 2025 (In millions)		Specialty		Commercial		International		P&C Operations		Life & Group		Corporate & Other		Total Operations
Claim & claim adjustment expense reserves, beginning of period														
Gross	$	7,426	$	11,336	$	2,920	$	21,682	$	622	$	2,672	$	24,976
Ceded		1,447		1,397		504		3,348		81		2,284		5,713
Net		5,979		9,939		2,416		18,334		541		388		19,263
Net incurred claim & claim adjustment expenses		1,562		2,907		590		5,059		25		147		5,231
Net claim & claim adjustment expense payments		(1,421)		(2,259)		(361)		(4,041)		(33)		(48)		(4,122)
Foreign currency translation adjustment and other		1		1		158		160		5		—		165
Claim & claim adjustment expense reserves, end of period														
Net		6,121		10,588		2,803		19,512		538		487		20,537
Ceded		1,648		1,565		512		3,725		77		2,186		5,988
Gross	$	7,769	$	12,153	$	3,315	$	23,237	$	615	$	2,673	$	26,525

CNA

16

Life & Group Policyholder Reserves Three months ended September 30, 2025 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 532 $ 13,329 $ 13,861 Incurred claims and policyholders' benefits (1) 11 324 335 Benefit and expense payments (11) (296) (307) Change in discount rate assumptions and other (AOCI) 6 189 195 End of Period $ 538 $ 13,546 $ 14,084 Nine months ended September 30, 2025 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 541 $ 13,158 $ 13,699 Incurred claims and policyholders' benefits (1) 25 920 945 Benefit and expense payments (33) (870) (903) Change in discount rate assumptions and other (AOCI) 5 338 343 End of Period $ 538 $ 13,546 $ 14,084 (1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note J to the Condensed Consolidated Financial Statements included under Part I, Item 1 of the Quarterly Report on Form 10-Q due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve. 17

Definitions and Presentation • Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company. • P&C Operations includes Specialty, Commercial and International. • Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants. • Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves. • Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note P to the Consolidated Financial Statements within the December 31, 2024 Form 10-K for further discussion regarding how the Company manages its business. • In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the underlying loss ratio, the expense ratio, the dividend ratio, the combined ratio and the underlying combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. Development-related items represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss ratio, the expense ratio and the dividend ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers. 18

• Management uses underwriting gain (loss) and underlying underwriting gain (loss), calculated using GAAP financial results, to monitor our insurance operations. Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting gain (loss) excluding catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. • This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. • For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's filings with the Securities and Exchange Commission, available at www.cna.com. • Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs. • Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices. • Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock. • Certain immaterial differences are due to rounding. • N/M = Not Meaningful 19